LOAN AGREEMENT

                          Dated as of September 3, 1997

                                     Between

                                NB FINANCE, LTD.

                                  as Borrower,

                                       and

                             NB CAPITAL CORPORATION

                                    as Lender



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                        T A B L E   O F   C O N T E N T S

Section                                                                     Page

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

1.01.  Certain Defined Terms.................................................  1
1.02.  Computation of Time Periods........................................... 15
1.03.  Accounting Terms...................................................... 15

                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

2.01.  The Loans............................................................. 15
2.02.  Use of Proceeds....................................................... 16
2.03.  Repayment of Principal................................................ 16
2.04.  Prepayments........................................................... 16
2.05.  Interest.............................................................. 17
2.06.  Payments and Computations............................................. 18
2.07.  Security for the Loan................................................. 18
2.08.  Late Charge........................................................... 18
2.09.  Taxes................................................................. 18
2.10.  Loan to Principal Ratio................................................19

                                   ARTICLE III

                              CONDITIONS OF LENDING

3.01.  Conditions Precedent to Closing....................................... 19

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

4.01.  Representations and Warranties of Borrower............................ 21

                                    ARTICLE V

                              COVENANTS OF BORROWER

5.01.  Affirmative Covenants................................................. 23
5.02.  Negative Covenants.................................................... 24
5.03.  Reporting Requirements................................................ 25

                                   ARTICLE VI

                                EVENTS OF DEFAULT

6.01.  Events of Default..................................................... 26

                                   ARTICLE VII

                                  MISCELLANEOUS

7.01.  Amendments, Etc....................................................... 28
7.02.  Notices, Etc.......................................................... 28
7.03.  No Waiver; Remedies................................................... 28
7.04.  Costs, Expenses; Indemnity............................................ 28
7.05.  Binding Effect........................................................ 30
7.06.  Non Recourse.......................................................... 30
7.07.  Execution in Counterparts............................................. 30
7.08.  Jurisdiction, Etc..................................................... 30
7.09.  Governing Law......................................................... 31
7.10.  Waiver of Jury Trial.................................................. 31
7.11.  Compliance with Usury Laws............................................ 31
7.12.  Exhibits.............................................................. 32
7.13.  Further Assurances.................................................... 32

EXHIBITS

Exhibit A         The Loans
Exhibit B         Form of Note

Exhibit C-1       1997 Series 1 Mortgage Loans
Exhibit C-2       1997 Series 2 Mortgage Loans
Exhibit C-3       1997 Series 3 Mortgage Loans
Exhibit C-4       1997 Series 4 Mortgage Loans
Exhibit C-5       1997 Series 5 Mortgage Loans
Exhibit C-6       1997 Series 6 Mortgage Loans
Exhibit C-7       1997 Series 7 Mortgage Loans
Exhibit C-8       1997 Series 8 Mortgage Loans
Exhibit C-9       1997 Series 9 Mortgage Loans
Exhibit C-10      1997 Series 10 Mortgage Loans
Exhibit C-11      1997 Series 11 Mortgage Loans
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Exhibit C-12 1997 Series 12 Mortgage Loans
Exhibit C-13 1997 Series 13 Mortgage Loans
Exhibit C-14 1997 Series 14 Mortgage Loans
Exhibit C-15 1997 Series 15 Mortgage Loans
Exhibit C-16 1997 Series 16 Mortgage Loans
Exhibit D Form of Mortgage Loan Assignment Agreement
Exhibit E Mortgage Loan Balances




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                                 LOAN AGREEMENT

                  LOAN AGREEMENT (this "Agreement") dated as of September 3, 1997 between NB FINANCE, LTD., a corporation organized under the laws of Bermuda ("Borrower"), and NB CAPITAL CORPORATION, a corporation organized under the laws of Maryland (the "Lender").

                  All capitalized terms used herein shall have the respective meanings set forth in Section 1.01 hereof.

                                   WITNESSETH:

                  WHEREAS, Borrower intends to acquire from National Bank of Canada the Mortgage Loans.

                  WHEREAS, Borrower has requested that Lender lend to Borrower an aggregate amount of U.S.$ 476,588,453.00 in order to acquire such Mortgage Loans.

                  WHEREAS, Lender has indicated its willingness to lend such amount on the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "1997 Series 1 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 1 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 1 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 2 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement



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                                        2

         evidenced by the applicable Note and secured by the 1997 Series 2 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 2 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 3 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 3 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 3 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 4 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 4 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 4 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 5 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 5 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 5 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 6 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 6 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 6 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 7 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 7 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 7 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 8 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement




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                                        3

         evidenced by the applicable Note and secured by the 1997 Series 8 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 8 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 9 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 9 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 9 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 10 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 10 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 10 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 11 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 11 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 11 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 12 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 12 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 12 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 13 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 13 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 13 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 14 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement




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                                        4

         evidenced by the applicable Note and secured by the 1997 Series 14 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 14 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 15 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 15 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 15 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 16 Loan" means the loan in the original principal amount as set forth on Exhibit A to be made by Lender to Borrower pursuant to this Agreement evidenced by the applicable Note and secured by the 1997 Series 16 Mortgage Loans (as well as the real property securing such Mortgage Loans) as more particularly described in the 1997 Series 16 Mortgage Loan Assignment Agreement and the other applicable Loan Documents.

                  "1997 Series 1 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-1 hereof.

                  "1997 Series 2 Mortgage Loans" means the Montage Loans set forth on Exhibit C-2 hereof.

                  "1997 Series 3 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-3 hereof.

                  "1997 Series 4 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-4 hereof.

                  "1997 Series 5 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-5 hereof.

                  "1997 Series 6 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-6 hereof.

                  "1997 Series 7 Mortgage Loans" means the Montage Loans set forth on Exhibit C-7 hereof.

                  "1997 Series 8 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-8 hereof.



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                                        5

                  "1997 Series 9 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-9 hereof.

                  "1997 Series 10 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-10 hereof.

                  "1997 Series 11 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-11 hereof.

                  "1997 Series 12 Mortgage Loans" means the Montage Loans set forth on Exhibit C-12 hereof.

                  "1997 Series 13 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-13 hereof.

                  "1997 Series 14 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-14 hereof.

                  "1997 Series 15 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-15 hereof.

                  "1997 Series 16 Mortgage Loans" means the Mortgage Loans set forth on Exhibit C-16 hereof.

                  "1997 Series 1 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-1, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 1 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 2 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-2, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 2 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 3 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as



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                                        6

         of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-3, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 3 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 4 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-4, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 4 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 5 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-5, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 5 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 6 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-6, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 6 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 7 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-7, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 7 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 8 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-8, including Borrower's interest in the real property securing those

         Mortgage Loans, to Lender as security for the 1997 Series 8 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 9 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-9, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 9 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 10 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-10, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 10 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 11 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-11, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 11 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 12 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-12, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 12 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 13 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-13, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 13 Loan made to

         Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 14 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-14, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 14 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 15 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-15, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 15 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 16 Mortgage Loan Assignment Agreement" means that certain mortgage loan assignment agreement substantially in the form of Exhibit D, dated as of the date hereof, executed and delivered by Borrower assigning the Mortgage Loans listed on Exhibit C-16, including Borrower's interest in the real property securing those Mortgage Loans, to Lender as security for the 1997 Series 16 Loan made to Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 1 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 1 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 2 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 2 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 3 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 3 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 4 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 4 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.


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                                        9


                  "1997 Series 5 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 5 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 6 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 6 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 7 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 7 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 8 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 8 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 9 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 9 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 10 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 10 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 11 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 11 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 12 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 12 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 13 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 13 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 14 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 14 Loan, as the


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                                       10


         same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 15 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 15 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "1997 Series 16 Note" means that certain Note dated as of the date hereof made by Borrower in favor of Lender evidencing the 1997 Series 16 Loan, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "Agreement" has the meaning specified in the first paragraph of this Agreement.

                  "Borrower" has the meaning specified in the first paragraph of this Agreement.

                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

                  "Collateral" means all property referred to as "Collateral" in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of Lender.

                  "Collateral Documents" means, with respect to each Loan, the applicable Mortgage Loan Assignment Agreement, and any other agreement that creates or purports to create a Lien in favor of Lender to secure such Loan and, collectively, all such agreements for all the Loans.

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.


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                                       11


                  "Environmental Action" means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

                  "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974 (United States), as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Events of Default" has the meaning specified in Section 6.01.

                  "Excess Loan Amount" has the meaning specified in Section
         2.10.

                  "Fiscal Year" means a fiscal year of Borrower ending on October 31 in any calendar year or such other fiscal year as Borrower may select from time to time in accordance with the terms of this Agreement.

                  "GAAP" means generally accepted accounting principles consistently applied and consistent with those applied in the preparation of the financial statements referred to in Section 5.03.

                  "Hazardous Materials" means (a) refined petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.


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                                       12


                  "Indemnified Party" has the meaning specified in Section 7.04(b).

                  "Interest Payment Date" means, with respect to each Loan and with respect to each Interest Period, the fifteenth (15th) day of the calendar month immediately following such Interest Period; provided, however, that if such Interest Payment Date is not a Business Day, such Interest Payment Date shall be the immediately succeeding Business Day.

                  "Interest Period" means with respect to each Loan, each calendar month or portion thereof during the term of such Loan or, in the case of the initial Interest Period, the Closing Date through the last day of the calendar month in which the Closing Date occurs.

                  "Interest Rate" has the meaning specified in Section 2.05(b).

                  "Internal Revenue Code" means the Internal Revenue Code of 1986 (United States), as amended from time to time, and the regulations promulgated thereunder.

                  "Laws" means all present and future applicable laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations, determinations, awards and court orders of any federal, state, local or foreign government, governmental authority, regulatory agency or authority.

                  "Lender" has the meaning specified in the first paragraph of this Agreement.

                  "Lien" means any lien, security interest mortgage, deed of trust, priority, negative pledge, charge, conditional sale, title retention agreement, financial lease or other encumbrance or similar right of others, or any agreement to give any of the foregoing.

                  "Loan" and "Loans" means, individually, the 1997 Series 1 Loan, the 1997 Series 2 Loan, the 1997 Series 3 Loan, the 1997 Series 4 Loan, the 1997 Series 5 Loan, the 1997 Series 6 Loan, the 1997 Series 7 Loan, the 1997 Series 8 Loan, the 1997 Series 9 Loan, the 1997 Series 10 Loan, the 1997 Series 11 Loan, the 1997 Series 12 Loan, the 1997 Series 13 Loan, the 1997 Series 14 Loan, the 1997 Series 15 Loan, or the 1997 Series 16 Loan, and collectively, the 1997 Series 1 Loan, the 1997 Series 2 Loan, the 1997 Series 3 Loan, the 1997 Series 4 Loan and the 1997 Series 5 Loan, the 1997 Series 6 Loan, the 1997 Series 7 Loan, the 1997 Series 8 Loan, the 1997 Series 9 Loan, the 1997 Series 10 Loan, the 1997 Series 11 Loan, the 1997 Series 12 Loan, the 1997 Series 13 Loan, the 1997 Series 14 Loan, the 1997 Series 15 Loan and the 1997 Series 16 Loan.

                  "Loan Documents" means with respect to each Loan (i) this Agreement, (ii) the applicable Note, (iii) the applicable Mortgage Loan Assignment Agreement, (iv) the applicable Collateral Documents; (v) the Power of Attorney dated the date hereof by Borrower appointing Lender as its attorney-in-fact and (vi) any other written agreement, document or instrument evidencing, securing or otherwise related to such Loan, and, collectively, means all of the Loan Documents for all of the Loans, in each case as amended or otherwise modified from time to time.

                  "Margin Stock" has the meaning specified in Regulation U.

                  "Material Adverse Change" means a change which results in a Material Adverse Effect.

                  "Material Adverse Effect" means a material adverse effect on
         (a) the rights and remedies of Lender under any Loan Document or (b) the ability of Borrower to perform its obligations under any Loan Document to which it is or is to be a party.

                  "Maturity Date" means with respect to each Loan, the date set forth on Exhibit A, or such earlier date on which the final payment of principal of the related Note becomes due and payable whether by declaration, acceleration, or otherwise.

                  "Mortgage Loans" means, collectively, all mortgage loans listed on Exhibit C-1, Exhibit C-2, Exhibit C-3, Exhibit C-4, Exhibit C-5, Exhibit C-6, Exhibit C- 7, Exhibit C-8, Exhibit C-9, Exhibit C-10, Exhibit C-11, Exhibit C-12, Exhibit C- 13, Exhibit C-14, Exhibit C-15 and Exhibit C-16.

                  "Mortgage Loan Assignment Agreements" means, collectively, the 1997 Series 1 Mortgage Loan Assignment Agreement, the 1997 Series 2 Mortgage Loan Assignment Agreement, the 1997 Series 3 Mortgage Loan Assignment Agreement, the 1997 Series 4 Mortgage Loan Assignment Agreement, the 1997 Series 5 Mortgage Loan Assignment Agreement, the 1997 Series 6 Mortgage Loan Assignment Agreement, the 1997 Series 7 Mortgage Loan Assignment Agreement, the 1997 Series 8 Mortgage Loan Assignment Agreement, the 1997 Series 9 Mortgage Loan Assignment Agreement, the 1997 Series 10 Mortgage Loan Assignment Agreement, the 1997 Series 11 Mortgage Loan Assignment Agreement, the 1997 Series 12 Mortgage Loan Assignment Agreement, the 1997 Series 13 Mortgage Loan Assignment Agreement, the 1997 Series 14 Mortgage Loan Assignment Agreement, the 1997 Series 15 Mortgage Loan Assignment Agreement and the 1997 Series 16 Mortgage Loan Assignment Agreement.

                  "Mortgage Loan File" means, with respect to each Mortgage Loan, the loan documents pertaining to such Mortgage Loan and any architectural and engineering report, title report, survey, insurance policy and other information and materials with respect to the real property securing such Mortgage Loan.

                  "Note" means, with respect to each Loan, a promissory note of Borrower payable to the order of Lender, in substantially the form attached hereto as Exhibit B evidencing the indebtedness of Borrower to Lender resulting from such Loan made by Lender.

                  "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Regulation U" means Regulation U of the Board of Governors of the United States Federal Reserve System, as in effect from time to time.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Taxes" has the meaning specified in Section 2.09(a).

                  "U.S. Dollar Equivalent" means the U.S. dollar equivalent of any amount of money determined in Canadian dollars calculated by reference to National Bank of Canada's spot mid-rate of exchange for Canadian dollars against U.S. dollars at 11.00 a.m. (Eastern Standard time) on any relevant day.

                  "Voting Stock" means the share capital or capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.


                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

                  SECTION 2.01. The Loans. (a) Subject to the terms and conditions set forth in this Agreement, Lender hereby agrees to make the Loans to Borrower on the Closing Date, which Loans are in the original principal amounts set forth on Exhibit A and shall mature on the applicable Maturity Date as set forth on Exhibit A. Borrower hereby agrees to accept the Loans on the Closing Date, subject to and upon the terms and conditions set forth in this Agreement.

                  (b) Each Loan shall be recourse only to the Mortgage Loans securing such Loan as provided in Section 7.06.

                  (c) Borrower may request and receive only one borrowing hereunder with respect to each of the Loans and any amount borrowed and repaid or prepaid hereunder in respect of any Loan may not be reborrowed.

                  (d) Borrower's obligation to pay the principal of and interest on each Loan shall be evidenced by a Note, duly executed and delivered by Borrower on the Closing Date in the original principal amount of such Loan and shall mature on the applicable Maturity Date. Each Note shall be payable as to principal, interest and all other amounts due under the Loan Documents, as specified in this Agreement, the applicable Note, and the other applicable Loan Documents.

                   SECTION 2.02. Use of Proceeds. Borrower shall use the proceeds of the Loans disbursed to it pursuant to Section 2.01 solely to acquire the Mortgage Loans.

                   SECTION 2.03. Repayment of Principal. Subject to the provisions of Section 2.04, Borrower shall repay to Lender the outstanding principal amount on each Loan in full on the applicable Maturity Date.

                   SECTION 2.04. Prepayments. (a) Voluntary. Other than the mandatory prepayments of principal in accordance with Section 2.04 (b), Borrower shall not have the right to prepay (in whole or in part) any Loan.

                  (b)      Mandatory.

                           (A) In the event of a payment of all or any portion
of principal on any Mortgage Loan (both scheduled payments or unscheduled mandatory or voluntary prepayments), Borrower shall prepay, on the Interest Payment Date immediately following the date of such repayment or prepayment, without premium, the Loan secured by such Mortgage Loan in an amount equal to
(i) the U.S. Dollar Equivalent of the amount repaid or prepaid, multiplied by
(ii) a ratio, the numerator of which is the outstanding principal balance of the Loan secured by such Mortgage Loan and the denominator of which is the U.S. Dollar Equivalent of the aggregate outstanding principal balances of all Mortgage Loans securing such Loan as determined immediately prior to such repayment or prepayment.

                           (B) Upon an event of default under any Mortgage Loan,
Borrower shall be deemed to have prepaid, without prepayment premium, the Loan secured by such Mortgage Loan in an amount equal to (i) the U.S. Dollar Equivalent of the outstanding principal balance of such defaulted Mortgage Loan, multiplied by (ii) a ratio, the numerator of which is the outstanding principal balance of the Loan secured by such Mortgage Loan and the denominator of which is the U.S. Dollar Equivalent of the aggregate outstanding principal balances of all Mortgage Loans securing such Loan as determined immediately prior to such default, and the outstanding principal balance of such Loan shall be reduced by such amount, and the obligation of Lender, pursuant to the applicable Mortgage Loan Assignment Agreement, to assign any outstanding Mortgage Loans securing such Loan to Borrower upon satisfaction in full of such Loan, shall terminate with respect to such defaulted Mortgage Loan; provided, however, that to the extent any amounts collected by Lender with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to this Section, (ii) any interest accrued on such amount at the applicable Interest Rate compounded monthly until the date of collection of such amounts, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Borrower.

                           (C) With respect to each Loan, Borrower shall prepay,
without premium, the Excess Loan Amount (if any), in accordance with Section 1(e) of the applicable Mortgage Loan Assignment Agreement.

                           (D) On or prior to September 17, 1997, Borrower shall
prepay, without premium, each Loan in an amount equal to the amount by which the outstanding principal balance of such Loan as of the Closing Date, exceeded eighty percent (80%) of the

U.S. Dollar Equivalent of the aggregate outstanding principal balances of the Mortgage Loans securing such Loan as of the Closing Date.

                  SECTION 2.05. Interest. (a) Scheduled Interest Subject to the provisions of Section 2.05 (c), Borrower shall pay interest at the applicable Interest Rate on the unpaid principal amount of each Loan from the Closing Date until payment in full of the principal amount of the applicable Loan. Except as expressly provided herein, all interest on the Loans shall be paid in arrears on the Interest Payment Date for the relevant Interest Period.

                  (b) Interest Rate. The interest rate applicable to each Loan from the Closing Date and for each Interest Period thereafter shall be a rate per annum (the "Interest Rate") equal to the lesser of (i) the maximum non-usurious rate permitted by applicable Law and (ii) the rate set forth opposite such Loan on Exhibit A hereto.

                  (c) Default Interest. If Borrower shall default in any payment of principal or interest in respect of any Loan, or any other amount owed by Borrower under this Loan Agreement, Borrower shall pay interest on the unpaid principal amount of such Loan, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable Law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies or Lender.

                  SECTION 2.06. Payments and Computations. (a) Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds.

                  (b) All computations of interest shall be made by Lender (or any Person designated by Lender) on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender (or any Person designated by Lender) of interest hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder or under any Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

                  SECTION 2.07. Security for the Loans. Each Loan shall be secured by (a) the applicable Mortgage Loans as well as the real property securing such Mortgage Loans as more particularly described in the applicable Mortgage Loan Assignment Agreement, (b) the other applicable Collateral Documents and (c) the applicable security interests and Liens granted in this Agreement and in the other Loan Documents with respect to such Loan.

                  SECTION 2.08. Late Charge. Subject to Section 7.11, in the event that any installment of interest or principal with respect to any Loan shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to Section 7.11, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any Default.

                  SECTION 2.09. Taxes. (a) Any and all payments by Borrowe under the Notes shall be made, in accordance with Section 2.06 and the terms of such Note, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings imposed by Bermuda or any political subdivision or taxing authority thereof or therein, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under the Notes to Lender (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.09) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) Borrower shall indemnify Lender for and hold it harmless against the full amount of Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.09, imposed on or paid by Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within thirty (30) days from the date Lender makes written demand therefor.

                  (c) Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to Lender, at its address referred to in Section 7.02, the original or a certified copy of a receipt evidencing such payment.

                  SECTION 2.10. Loan to Principal Ratio. On January 31 and August 31 of each calendar year in which any portion of any Loan is outstanding, Lender shall determine with respect to each Loan the ratio, expressed as a percentage, the numerator of which is the amount of the outstanding principal balance of such Loan as of such determination date and the denominator of which is the U.S. Dollar Equivalent of the aggregate outstanding principal balances of the Mortgage Loans securing such Loan as of such determination date. In the event the ratio with respect to any Loan exceeds eighty percent (80%), Lender shall determine the amount by which the outstanding principal balance of such Loan as of the determination date exceeds eighty percent (80%) of the U.S. Dollar Equivalent of the aggregate outstanding principal balances of the Mortgage Loans securing such Loan as of the determination date (the "Excess Loan Amount") and Borrower shall prepay such amount in accordance with Section 2.04(b)(C).


                                   ARTICLE III

                              CONDITIONS OF LENDING

                  SECTION 3.01. Conditions Precedent to Closing. The obligations of Lender under this Agreement, including the obligation to make the Loans hereunder, are subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date:

                  (a) Lender shall have completed a due diligence investigation of Borrower and the Mortgage Loans and determined, in its sole discretion, that Borrower and the Mortgage Loans meet Lender's underwriting standards, which due diligence investigation may include, without limitation review of the Mortgage Loan File for each Mortgage Loan.

                  (b) Lender shall have received the following, each in form and substance satisfactory to Lender (unless otherwise specified):

                           (i) The Notes to the order of Lender, duly executed by Borrower;

                           (ii) The Mortgage Loan Assignment Agreements duly
                  executed by Borrower sufficient to grant Lender a valid security interest in the applicable Mortgage Loans and the real property securing such Mortgage Loans;

                           (iii) A favorable opinion of Conyers Dill & Pearman,
                  counsel for Borrower, as to the enforceability of this Agreement and the Loan Documents, in form and substance satisfactory to Lender, and a favorable opinion of Dejardins Ducharme Stein Monast, counsel for National Bank of Canada;

                           (iv) Certified copies of the resolutions of the Board
                  of Directors of Borrower approving and authorizing the execution and delivery and performance of all Loan Documents required to be executed and delivered by Borrower with respect to this Agreement and the other Loan Documents;

                           (v) A copy of the organizational documents of
                  Borrower together with each amendment thereto, and, where applicable, certified by the Registrar of Companies of Bermuda as being a true and correct copy thereof;

                           (vi) A Certificate of Compliance in respect of
                  Borrower issued by the Registrar of Companies of Bermuda date reasonably near to the Closing Date; and

                           (vii) A certificate of the Secretary or an Assistant
                  Secretary of Borrower certifying the names and true signatures of the officers of Borrower authorized to sign this Agreement and each other Loan Document to which Borrower is or is to be a party and the other documents to be delivered hereunder and thereunder.

                  (c) The representations and warranties of Borrower contained in each Loan Document shall be true and correct on and as of the Closing Date, before and after giving effect to the making of the applicable Loan by Lender and to the application of the proceeds therefrom, as though made on and as of such date.

                  (d) No event shall have occurred and be continuing, or would result from the making of the Loans by Lender or from the application of the proceeds therefrom, that constitutes a Default.

                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of Borrower. Borrower represents and warrants as follows:

                  (a) Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing in each other jurisdiction in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own the Mortgage Loans and to carry on its business as now conducted and as proposed to be conducted.

                  (b) The execution, delivery and performance by Borrower of this Agreement and each other Loan Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene Borrower's certificate of incorporation, memorandum of association or by-laws,
         (ii) violate any applicable Law or governmental regulation or permit applicable to Borrower, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting Borrower (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of Borrower. Borrower is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably likely to have a Material Adverse Effect.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by Borrower of this Agreement or any other Loan Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby,
         (ii) the grant by Borrower of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof), other than registration with the Registrar of Companies of Bermuda or (iv) the exercise by Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than compliance with certain registration formalities in Canada.

                  (d) This Agreement and each other Loan Document has been duly executed and delivered by Borrower. This Agreement and each other Loan Document to which Borrower is a party are the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (e) There is no action, suit, investigation, litigation or proceeding affecting Borrower or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby.

                  (h) No proceeds of any Loan will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934 (United States).

                  (i) Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

                  (j) Borrower is not (i) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940 (United States), as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935 (United States), as amended, or (iii) subject to any other Law that purports to restrict or regulate its ability to borrow money.

                  (k) Borrower and each of its Subsidiaries and Affiliates has filed, has caused to be filed or has been included in all material tax returns (federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

                  (l) The proceeds of the Loans shall be used solely to finance Borrower's acquisition of the Mortgage Loans. No proceeds of the Loans will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Security Exchange Act of 1934 (United States).

                  (m) Borrower (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted, and will not grant, any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than pursuant to this Agreement and the other Loan Documents, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein, and will at no time do so or agree to do so, other than pursuant to this Agreement and the other Loan Documents.

                  (n) Attached hereto as Exhibits C-1, C-2, C-3, C-4, C-5, C-6, C-7, C-8, C-9, C-10, C-11, C-12, C-13, C-14, C-15, C-16 are compete lists of all Mortgage Loans, duly executed originals of which have previously been delivered to National Bank of Canada, as custodian for Lender, and (i) the Mortgage Loans have not been amended or modified and are in full force and effect, (ii) to the knowledge of Borrower, there has not occurred an event which, if uncured or uncorrected, constitutes or would constitute, with the giving of notice, passage of time or both, a material default under any such Mortgage Loan, (iii) there are no provisions in the Mortgage Loans restricting the assignability of the lender's rights thereunder, (iv) the law governing the relations between mortgagors and/or hypothecary debtors under each Mortgage Loan is the law of the province of Canada where the real property securing each such Mortgage Loan is situated, and (v) none of the Mortgage Loans is secured by real property in respect of which the registration of mortgages or hypothecs is governed by the federal laws of Canada including, without limitation, lands governed by the Indian Act (Canada) and the Railway Act (Canada)

                  (o) As of August 8, 1997, the U.S. Dollar Equivalent of the aggregate outstanding principal balance of each Mortgage Loan 1997 Series is the amount set forth in Exhibit E.


                                    ARTICLE V

                              COVENANTS OF BORROWER

                  SECTION 5.01. Affirmative Covenants. So long as any portion of any Loan shall remain unpaid, Borrower will:

                 (a) Payment of Taxes, Etc. Pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon any of it property; provided, however, that Borrower shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors;

                  (b) Preservation of Existence, Etc. Preserve and maintain its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that Borrower shall not be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of Borrower shall determine that the preservation thereof is no longer desirable in the conduct of the business of Borrower, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Borrower or Lender;

                  (c) Keeping of Books. Keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of Borrower in accordance with generally accepted accounting principles in effect from time to time;

                  (d) Performance by Borrower. Observe, perform and satisfy, in a timely manner, all the terms, provisions, covenants and conditions of, and pay when due all costs, fees and expenses to the extent required under the Loan Documents and delivered by, or applicable to Borrower; and

                  (e) Assistance. Render any assistance that Lender may reasonably request to perfect Lender's security interest in, and enforce Lender's rights under, any Mortgage Loan or to otherwise enable Lender to qualify as a real estate investment trust under the Internal Revenue Code.

         SECTION 5.02. Negative Covenants. So long as any portion of any Loan shall remain unpaid, Borrower will not, at any time:

                  (a) Diminish Value of Mortgage Loans. Take any affirmative action, or expressly consent to any action which would have the effect of impairing or diminishing the value of the Mortgage Loans or the priority of the Liens or security interest in the collateral securing such Mortgage Loans;

                  (b) Sale of Mortgage Loans. Sell or enter into an agreement to sell all or a portion of the Mortgage Loans or interest therein, other than pursuant to the Loan Documents, or release any borrower or guarantor or any portion of the collateral, except as expressly provided in the Mortgage Loans, or pledge, collaterally assign or otherwise hypothecate any interest in the Mortgage Loan, other than pursuant to the Loan Documents;

                  (c) Change in Nature of Business. Make any material change in the nature of its business as carried on at the date hereof;

                  (d) ERISA. Engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under this Agreement and the Loan Documents) to be a nonexempt (under a statutory or administrative class exemption) prohibited transaction under ERISA; or

                  (e) Domicile. Take any action to change its place of incorporation, residence or domicile (other than with the prior written consent of Lender).

                  SECTION 5.03. Reporting Requirements. So long as any portion of any Loan shall remain unpaid, Borrower will furnish to Lender:

                  (a) Default Notice. As soon as possible and in any event within five days after the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of Borrower setting forth details of such Default and the action that Borrower has taken and proposes to take with respect thereto;

                  (b) Annual Financial. As soon as available and in any event within 120 days after the end of each Fiscal Year, a balance sheet of Borrower as of the end of such Fiscal Year and a statement of income and a statement of cash flows of Borrower for such Fiscal Year, in each case accompanied by an opinion acceptable to Lender of an independent public accountants of recognized standing acceptable to Lender, and a certificate of the chief financial officer of Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that Borrower has taken and proposes to take with respect thereto;

                  (c) Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower, and promptly after the occurrence thereof, notice of any adverse change in the status or the financial effect on Borrower; and

                  (d) Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower as Lender may from time to time reasonably request.


                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01. Events of Default. With respect to each Loan, if any of the following events ("Events of Default") shall occur and be continuing:

                  (a) Borrower shall fail to make any payment of principal of or interest on such Loan when the same shall become due and payable or

                  (b) Borrower fails to pay all or any portion of any other amount payable by Borrower pursuant to this Agreement; or

                  (c) any representation or warranty made by Borrower under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                  (d) any provision of the organizational documents affecting the purpose for which Borrower is formed is amended or modified in any manner which is reasonably likely to result in a Material Adverse Effect, or if Borrower fails to perform or enforce the provisions of the organizational documents in a manner that is reasonably likely to result in a Material Adverse Effect or attempt to dissolve Borrower; or

                  (e) Borrower shall violate or fail to comply with any of the provisions of Section 5.02; or

                  (f) Borrower shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which (A) Borrower becomes aware of such failure or (B) written notice thereof shall have been given to such Borrower by Lender; or

                  (g) Borrower shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

                  (h) any provision of any Loan Document after delivery thereof shall for any reason cease to be valid and binding on or enforceable against Borrower, or Borrower shall so state in writing; or

                  (i) any Collateral Document after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby.

then, and in any such event (other than an Event of Default described in subsection (g) above) and at any time, Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral, including, without limitation, by notice to Borrower, declare the applicable Note, all interest thereon and all other amounts payable with respect to such Note under this Agreement and the other Loan Documents with respect to such Note to be forthwith due and payable, whereupon such Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against the Borrower and/or the Collateral (including selling the applicable Mortgage Loans); and upon an Event of Default described in subsection
(g) above, the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower.

                                   ARTICLE VII

                                  MISCELLANEOUS

                   SECTION 7.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 7.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda,
Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Roger Smock; with a copy to National Bank of Canada, National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to Lender pursuant to
Article II or III shall not be effective until received by Lender. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement, the Note or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 7.03. No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any Note or any other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 7.04. Costs, Expenses; Indemnity. (a) Borrower agrees to pay on demand (i) all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, transportation, computer, duplication, appraisal, Lender audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for Lender with respect to advising Lender as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with Borrower or with other creditors of Borrower or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of Lender in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for Lender and with respect thereto).

                  (b) Borrower agrees to indemnify and hold harmless Lender and its Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) the Loans, the actual or proposed use of the proceeds of the Loans, the Loan Documents or any of the transactions contemplated thereby, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 7.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Borrower, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Borrower also agrees not to assert any claim against Lender or any of its Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Loans, the actual or proposed use of the proceeds of the Loans, the Loan Documents or any of the transactions contemplated thereby. THE FOREGOING INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY APPLIES, WITHOUT LIMITATION, TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED PARTIES.

                  (c) If Borrower fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Borrower by Lender, in its sole discretion.

                  (d) Without prejudice to the survival of any other agreement of Borrower hereunder or under any other Loan Document, the agreements and obligations of Borrower contained in Sections 2.08 and 2.09 and this Section
7.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

                  SECTION 7.05. Binding Effect. This Agreement shall become effective when it shall have been executed by Borrower and Lender and thereafter shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender.

                  SECTION 7.06. Non Recourse. Except as otherwise provided herein and in the other Loan Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained herein and in the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Agreement and the other Loan Documents, and the interest in the Mortgage Loans and in any Collateral given to Lender created by this Agreement or the other Loan Documents, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by the Notes or the other Loan Documents,
(ii) affect the validity or enforceability of any indemnity made in connection with this Agreement or the other Loan Documents, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreements.

                  SECTION 7.07. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

                  SECTION 7.08. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Lender hereby irrevocably appoints Conyers Dill and Pearman, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("Lender's Process Agent"), as its agent to receive, on behalf of Lender, service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Lender, in care of Lender's Process Agent at Lender's Process Agent's above address. Lender hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.
                  SECTION 7.09. Governing Law. This Agreement and the other
Loan Documents shall be governed by, and construed in accordance with, the laws of Bermuda.

                  SECTION 7.10. Waiver of Jury Trial. To the maximum extent permitted by law, Borrower and Lender irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Loans or the actions of Lender in the negotiation, administration, performance or enforcement thereof.

                  SECTION 7.11. Compliance with Usury Laws. It is expressly stipulated and agreed to be the intent of Borrower and Lender that each Loan made hereunder comply with the applicable usury and other laws relating to the Loan Documents now or hereafter in effect. If any such applicable laws render usurious any amount called for under any of the Loan Documents, or contracted for, charged or received with respect to any Loan, or if the acceleration of the maturity of any Loan or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender refunded to Borrower, and the provisions of the applicable Loan Documents immediately be deemed reformed and the amounts thereafter collected under such Loan Documents reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the applicable Loan Documents.

                  SECTION 7.12. Exhibits. The Exhibits attached hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

                  SECTION 7.13. Further Assurances. The Borrower shall, at its sole expense and without expense to Lender, do such further acts and execute and deliver such further documents as Lender from time to time my reasonably require for the purpose of assuring and confirming unto Lender the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document, or for assuring the validity of any security interest or Lien under any Collateral Document.

                                      * * *

                            [SIGNATURES ON NEXT PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWER:

                                        NB FINANCE, LTD.



                                        By________________________________














                     [SIGNATURE PAGE CONTINUES ON NEXT PAGE]

                                        LENDER:

                                        NB CAPITAL CORPORATION



                                        By________________________________

                                             Real Raymond
                                             Chief Financial Officer &
                                             Treasurer

                                    EXHIBIT A

                                    THE LOANS

================================================================================
                          Outstanding Amount*   Maturity Date    Interest Rate**

------------------------------------------------------------------------------
  1997 Series 1 Loan         $24,175,420         15-Jan-2000          6.895%
------------------------------------------------------------------------------
  1997 Series 2 Loan         $23,250,351         15-Jan-2000          7.471%
------------------------------------------------------------------------------
  1997 Series 3 Loan         $48,236,245         15-Jan-2000          8.047%
------------------------------------------------------------------------------
  1997 Series 4 Loan         $16,364,955         15-Jan-2000          8.622%
------------------------------------------------------------------------------
  1997 Series 5 Loan         $33,305,900         15-Jan-2001          9.198%
------------------------------------------------------------------------------
  1997 Series 6 Loan         $46,882,784         15-Jan-2001          9.774%
------------------------------------------------------------------------------
  1997 Series 7 Loan         $43,894,121         15-Jul-2000          6.895%
------------------------------------------------------------------------------
  1997 Series 8 Loan         $29,713,817         15-Jul-2000          7.471%
------------------------------------------------------------------------------
  1997 Series 9 Loan          $9,511,225         15-Jul-2000          8.047%
------------------------------------------------------------------------------
 1997 Series 10 Loan         $22,146,227         15-Jul-2001          8.047%
------------------------------------------------------------------------------
 1997 Series 11 Loan        $104,830,848         15-Jul-2001          8.622%
------------------------------------------------------------------------------
 1997 Series 12 Loan         $23,008,093         15-Jul-2001          9.198%
------------------------------------------------------------------------------
 1997 Series 13 Loan         $32,421,747         15-Jul-2001          9.774%
------------------------------------------------------------------------------
 1997 Series 14 Loan          $7,246,742         15-Jul-2000          8.622%
------------------------------------------------------------------------------
 1997 Series 15 Loan          $5,257,516         15-Jan-2001          8.047%
------------------------------------------------------------------------------
 1997 Series 16 Loan          $6,342,462         15-Jan-2001          8.622%
------------------------------------------------------------------------------
               TOTAL        $476,588,453                              8.404%
------------------------------------------------------------------------------

===============================================================================

--------
*        In United States Dollars

**       all rates are quoted on a semi-annual basis.

                                    EXHIBIT B

                                  FORM OF NOTE

                                 PROMISSORY NOTE
                                  (this "Note")

U.S. $________________                                         September 3, 1997



                  FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "Borrower"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "Lender"), or at such other place as the holder thereof may form time to time designate in writing, the principal sum of ___________________ (U.S.$____________________) (the Original Principal Amount") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum nonusurious rate permitted by applicable law and (ii) _______ percent (__% ) calculated monthly on an semi-annual basis (the "Interest Rate"), said Original Principal Amount and interest to be paid as follows:

                  (i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "Interest Payment Date"). "Interest Period" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through September 30, 1997. "Business Day" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

                  (ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement, dated as of the date hereof, between Borrower and Lender (the "Loan Agreement") on ________15,____ (the "Stated Maturity") in whole.

                  Section 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement (as defined herein) and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

                  Section 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "Mortgage Loan Assignment Agreement"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "Mortgage Loans") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

                  Section 3. Prepayment. The Original Principal Amount of this
Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Stated Maturity upon the terms and conditions specified in the Loan Agreement.

                  Section 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in
Section 6.01(g) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in Section 6.01(g) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "Debt" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate (as defined herein), late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

                  Section 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

                  Section 6. Late Charges; Mortgage Default Interest Rate. (a) Subject to Section 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to Section 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

                  (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable Law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies or Lender.

                  Section 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  Section 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

                  Section 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

                  Section 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

                  Section 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the Laws of Bermuda.

                  Section 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

                  Section 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019,
Attention: Roger Smock; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

                  Section 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at Lender's Account in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

                                    *  *  *

                  IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed on the date in the year first above written.

                                        NB FINANCE, LTD.

                                        By:___________________
                                             Name:
                                             Title:

                                   EXHIBIT C-1

                          1997 SERIES 1 MORTGAGE LOANS

                                   EXHIBIT C-2

                          1997 SERIES 2 MORTGAGE LOANS

                                   EXHIBIT C-3

                          1997 SERIES 3 MORTGAGE LOANS

                                   EXHIBIT C-4

                          1997 SERIES 4 MORTGAGE LOANS

                                   EXHIBIT C-5

                          1997 SERIES 5 MORTGAGE LOANS

                                   EXHIBIT C-6

                          1997 SERIES 6 MORTGAGE LOANS

                                   EXHIBIT C-7

                          1997 SERIES 7 MORTGAGE LOANS

                                   EXHIBIT C-8

                          1997 SERIES 8 MORTGAGE LOANS

                                   EXHIBIT C-9

                          1997 SERIES 9 MORTGAGE LOANS

                                  EXHIBIT C-10

                          1997 SERIES 10 MORTGAGE LOANS

                                  EXHIBIT C-11

                          1997 SERIES 11 MORTGAGE LOANS

                                  EXHIBIT C-12

                          1997 SERIES 12 MORTGAGE LOANS

                                  EXHIBIT C-13

                          1997 SERIES 13 MORTGAGE LOANS

                                  EXHIBIT C-14

                          1997 SERIES 14 MORTGAGE LOANS

                                  EXHIBIT C-15

                          1997 SERIES 15 MORTGAGE LOANS

                                  EXHIBIT C-16

                          1997 SERIES 16 MORTGAGE LOANS

                                    EXHIBIT D

                   FORM OF MORTGAGE LOAN ASSIGNMENT AGREEMENT

                  THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "Assignment") made as of the 3rd day of September, 1997, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "Assignor"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "Assignee"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "Bank").

                              W I T N E S S E T H :

                  WHEREAS, Assignor has entered into a certain Loan Agreement, of even date herewith, by and between Assignor and Assignee (such Loan Agreement, as it may be amended or modified from time to time, the "Loan Agreement"), pursuant to which Assignee has agreed, subject to the terms and conditions thereof, to lend, with respect to the 1997 Series __ Loan (as defined in the Loan Agreement), a principal amount of U.S.$ ___________ to Assignor on the date hereof.

                  WHEREAS, to evidence and secure its obligations with respect to the 1997 Series __ Loan under the Loan Agreement, Assignor shall execute and deliver as of the date hereof, certain Loan Documents (as defined in the Loan Agreement).

                  WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "Mortgage Loans"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "Mortgage Loan Documents") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Assignment. (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "Collateral").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to Section 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the U.S. Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

                  2. Representations and Warranties of Assignor. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

                  3. Servicing. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgagor and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

                  4. Event of Default; Remedies. If an event of default shall occur under any Mortgage Loan (an "Event of Default"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity,
         (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan, (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, installment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in subsection 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "Mortgaged Property") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

                  5. Possession of Mortgage Loan Documents. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of September 3, 1997 by and between the Bank and Assignee and (ii) the Servicing Agreement dated as of September 3, 1997 by and between the Bank and Assignor, as assigned to Assignee pursuant to an Assignment of Servicing Agreement dated as of September 3, 1997.

                  6. Further Assurances. (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Borrower shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by January 1, 1998 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Lender in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Lender in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by law.

                  7. Assignment. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

                  8. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Conyers Dill & Pearman, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019,
Attention: Roger Smock; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

                  9. Governing Law. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

                  10. Jurisdiction. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Conyers Dill & Pearman, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("Assignee's Process Agent"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

                  11. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

                  12. Change and Modifications. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

                  13. No Waiver. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

                  14. Recitals. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

                  15. Paragraph Headings, etc. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

                  16. Termination. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Lender with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Borrower.

                  19. Partial Invalidity. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  20. National Housing Act. Subject to the terms and provisions of the Servicing Agreement, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).

                  IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed this Assignment and Agreement as of the __ day of __________, 1997,

                                        ASSIGNOR

                                        NB FINANCE, LTD.


                                        By:  ___________________________
                                             Name:
                                             Title:

                                        ASSIGNEE

                                        NB CAPITAL CORPORATION


                                        By:  ___________________________
                                             Name:
                                             Title:

                                        BANK

                                        NATIONAL BANK OF CANADA


                                        By:  ___________________________
                                             Name:
                                             Title:

PROVINCE OF QUEBEC                          )
                                            )  ss.:
DISTRICT OF MONTREAL                        )


                  On the ___ day of __________, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________, that he is a ___________ of NB
Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.


                                        --------------------------------

                                        Commissary of Oath for Province of
                                        Quebec, No.




PROVINCE OF QUEBEC                          )
                                            )  ss.:
DISTRICT OF MONTREAL                        )

                  On the ___ day of __________, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________, that he is a ___________ of NB
Capital Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.


                                        --------------------------------

                                        Commissary of Oath for Province of
                                        Quebec, No.

PROVINCE OF QUEBEC                          )
                                            )  ss.:
DISTRICT OF MONTREAL                        )

                  On the ___ day of __________, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________, that he is a ___________ of
National Bank of Canada, the bank described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.


                                        -----------------------------

                                        Commissary of Oath for Province of
                                        Quebec, No.

                                    EXHIBIT E

                             MORTGAGE LOAN BALANCES

================================================================================
                                                  Outstanding Amount*

--------------------------------------------------------------------
1997 Series 1 Mortgage Loans                         $30,219,275
--------------------------------------------------------------------
1997 Series 2 Mortgage Loans                         $29,062,939
--------------------------------------------------------------------
1997 Series 3 Mortgage Loans                         $60,295,306
--------------------------------------------------------------------
1997 Series 4 Mortgage Loans                         $20,456,193
--------------------------------------------------------------------
1997 Series 5 Mortgage Loans                         $41,632,375
--------------------------------------------------------------------
1997 Series 6 Mortgage Loans                         $58,603,480
--------------------------------------------------------------------
1997 Series 7 Mortgage Loans                         $54,867,651
--------------------------------------------------------------------
1997 Series 8 Mortgage Loans                         $37,142,271
--------------------------------------------------------------------
1997 Series 9 Mortgage Loans                         $11,889,032
--------------------------------------------------------------------
1997 Series 10 Mortgage Loans                        $27,682,784
--------------------------------------------------------------------
1997 Series 11 Mortgage Loans                       $131,038,560
--------------------------------------------------------------------
1997 Series 12 Mortgage Loans                        $28,760,116
--------------------------------------------------------------------
1997 Series 13 Mortgage Loans                        $40,527,184
--------------------------------------------------------------------
1997 Series 14 Mortgage Loans                         $9,058,428
--------------------------------------------------------------------
1997 Series 15 Mortgage Loans                         $6,571,895
--------------------------------------------------------------------
1997 Series 16 Mortgage Loans                         $7,928,077
--------------------------------------------------------------------
Total                                               $595,735,567

====================================================================




--------
*    In United States dollars